Exhibit 99

SLIDE 1

NU LOGO   Northeast
          Utilities System

EEI Finance Conference

San Diego, California
October 25, 2004

Safe Harbor Provisions

This presentation includes statements concerning the Company's expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. In some cases the reader can identify these forward looking statements by words such as "estimate", "expect", "anticipate", "intend", "plan", "believe" "forecast", "should", "could", and similar expressions. Forward looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward looking statements. Factors that may cause actual results to differ materially from those included in the forward looking statements include, but are not limited to, actions by state and federal regulatory bodies, competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, expiration or initiation of significant energy supply contracts, regulations or regulatory policy, levels of capital expenditures, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission. We undertake no obligation to update the information contained in any forward looking statements to reflect developments or circumstances occurring after the statement is made.

SLIDE 3

Topics for Today

2004

-    Financial results

-    Earnings guidance

-    Enterprise plan

2005

-    Earnings guidance

-    Earnings drivers

-    Financing plans

Competitive business

Regulated business

Transmission business

SLIDE 4

2004 Earnings Range Narrowed

NU's current 2004 earnings estimate is within the original forecast earnings range of $1.20 - $1.40 per share.

Bar graph chart comparing earnings per share, 2003 & 2004

                                   earnings per share

3Q03 Reported                      $0.31
3Q04 Reported                      $0.30

YTD  3Q03 Reported                 $0.99
YTD  3Q04 Reported                 $1.01

2003 Reported                      $0.91
2003 Excluding Significant Items   $1.24
2004 Projected Earnings Range      $1.25 - $1.35

SLIDE 5

Year to Date Earnings (to 9/30/04)
NU's 2004 earnings have been driven by improvements at CL&P and Merchant Energy


Bar graph chart comparing 2003 to 2004 year to date earnings
(Shown as Earnings in Millions)

                    2003           2004

  CL&P              $59.0          $65.1

  PSNH              $34.5          $36.0

  WMECO             $13.9          $ 8.7

  Yankee Gas        $ 3.4          $ 8.5

  Merchant Energy   $22.3          $27.0

  Services          $ 1.7          $-1.3

SLIDE 6

Key Accomplishments in 2004

NU has had significant accomplishments from all businesses this year.

-    Multiple regulatory uncertainties resolved

-    Profitability of merchant business extended

-    Overall earnings on track

-    Strong financial position maintained

-    NU's strategy is validated

SLIDE 7

NU Has Much Greater Certainty Today

Multiple regulatory proceedings have been concluded over the past twelve months.

Distribution/
Regulated
Generation                        Transmission       Competitive

CL&P 4-year rate case  Done       FERC rate          LMD
PSNH rate case         Done       case         Done  dispute
Yankee rate case       Settlement Appeal of          between
                       Pending    Bethel-            Select-
                       Approval   Norwalk      Done  CL&P      Settled
PSNH Northern                     Agreement to
Wood Project           Approved   replace 1385
Yankee LNG project     Approved   line to
                                  Long Island  In place

SLIDE 8

Northeast Utilities Enterprise Plan

NU's enterprise planning began with a review of our current organization.

         REGULATED                           COMPETITIVE

          CL&P                             Wholesale Supply
Distribution - Transmission        Pumped  -  Hydro -  Coal - Wholesale
                                   Storage

          PSNH                                 Retail Supply
Distribution - Generation - Transmission           Retail

          WMECO                                 NGS/SESI
Distribution - Transmission                     Services

     Yankee Gas
     Distribution

SLIDE 9

Regulated Strategic Plan

NU's regulated growth story addresses the needs of customers and provides benefits to shareholders.

New England customers require:         NU Shareholders can benefit from:

- Expanded transmission system         -  Increased investment
                                          opportunities

- Upgraded distribution facilities     - Above average earnings growth

- Increased local natural gas storage  - Above average dividend growth

- Reduced power plant emissions        - Strong credit profile

SLIDE 10

Regulated Projects

NU's five-year regulated capital investment program includes approximately $1.2 billion of major needed energy infrastructure projects.

                             Photo of
                         transmission line
   Photo of             SW CT Transmission            Photo of
Yankee Gas LNG facility    $1 billion             PSNH Northern Wood
Yankee Gas LNG                                        facility
 $100 million                                     PSNH Northern Wood
                                                    $75 million

SLIDE 11

Regulated Projects

NU's five-year regulated capital investment program includes more than $400 million per year of ongoing projects.

CL&P distribution..........$225 million/yr.

PSNH distribution &
generation...............   $80 million/yr.

Transmission................$60 million/yr
..
Yankee distribution.......  $40 million/yr.

WMECO distribution........ .$30 million/yr.

Total:                    $435 million/yr.

SLIDE 12

Competitive Strategic Plan

NU's competitive businesses provide balance.

-    Source of cash to fund regulated growth

- Additional opportunities as wholesale and retail markets evolve

-    No need for significant new capital

- Strong risk management skills stabilizing financial performance

SLIDE 13

NU's Investment Thesis

- Unique opportunity to invest in needed energy delivery infrastructure

-    Balance sheet capable of sustaining major investments

- Opportunity to create above industry average earnings growth

- Ability to continue above industry average dividend growth, assuming we succeed in executing our plan

- Competitive businesses that are expected to produce increasing earnings and free cash


SLIDE 14

Financial Review and Outlook


SLIDE 15

Projected 2004 Results

NU's projected 2004 results reflect solid earnings from all businesses

                                                     Key Drivers
                                                     -----------
Regulated Distribution & Generation  $0.91 - $0.95   - Sales Growth
                                                     - CL&P Rate Increase

Transmission                         $0.22 - $0.24   - Increased Investment

Competitive                          $0.23 - $0.25   - Profitable CL&P Contract
                                                     - Retail Earnings

Parent & Other                       ($0.11) - ($0.09)


Total Northeast Utilities            $1.25  - $1.35

SLIDE 16

Earnings Growth

NU's strategy continues to drive earnings growth.

Bar chart showing earnings/share excluding significant items and dividends/share for the years from 2000 - 2003 (actual) and projected for 2004 & 2005

                    Earnings/share      Dividends/Share
2000                $1.45               $0.40

2001                $1.37               $0.45

2002                $1.08               $0.53

2003                $1.24               $0.58


2004 (projected)    $1.25 - $1.35       $0.63

2005 (projected)    $1.35 - $1.45

SLIDE 17

Significant Earnings Impacts

There are several developments that have had significant impact on 2004 earnings.

-    CL&P - Transmission and distribution rate increases

-    Yankee Gas - 2003 unbilled revenue adjustment

-    WMECO - Higher pension, depreciation and interest costs

- Merchant Energy - Growing, profitable, geographically diverse book of business

- Services - Reduced government work, second quarter write-off

SLIDE 18

Projected 2005 Results

Chart showing
NU's projected 2005 results reflect increases over 2004 in all businesses

                                                        Key Drivers
Regulated Distribution & Generation   $0.96 - $1.00     - Sales Growth
                                                        - Increased
                                                          Investment
                                                        - Rate
                                                          Increases

Transmission                          $0.26 - $0.30     - Increased
                                                          Investment


Competitive                           $0.26 - $0.30     - Improved sales

Parent & Other                      ($0.15) - ($0.13)

Total Northeast Utilities             $1.35 - $1.45

SLIDE 19

Capital Investments Will Exceed Depreciation

NU's capital investment will be growing much faster than depreciation over the next five years, allowing rate base to increase significantly.

Bar chart comparing capital expenditures and depreciation in millions of dollars for the period from 2003 - 2009, with 2003 showing actual and years 2004 - 2009 showing projected.

                         In Millions of $
               Capital expenditures     Depreciation
2003 actual         $ 550               $204

2004 projected      $ 638               $239

2005 projected      $ 753               $242

2006 projected      $ 765               $261

2007 projected      $ 667               $283

2008 projected      $ 822               $302

2009 projected      $ 729               $326

SLIDE 20

Distribution and Generation Rate Base

Bar chart illustrating
Capital investment in needed projects will result in a growing distribution and generation rate base over the next five years.

                        (Shown in Millions of $)

                 CL&P      PSNH      WMECO     Yankee
2004 projected   $1197.5   $713.2    $213.8    $426.9

2005 projected   $1375.3   $750.5    $233.5    $434.7

2006 projected   $1539.8   $824.5    $264.1    $453.2

2007 projected   $1704.2   $885.1    $285.7    $573.8

2008 projected   $1851     $933      $305.3    $585.6

2009 projected   $1972.1   $976.7    $324.6    $593.8

SLIDE 21

Rate Increases

Multiple rate increases are projected for our regulated companies over the next year.

                    Amount         Timeframe   Status
CL&P Distribution   $25 million      1/1/05    Approved

PSNH Delivery       $3.5 million     10/1/04   Approved
                    $10 million      6/1/05    Approved

Yankee Gas Delivery $14 million      1/1/05    Settlement
                                               Pending
                                               Approval

Transmission        $18-$20 million  1/1/05    Formula
                                               Driven

SLIDE 22

Transmission Rate Base

Bar chart showing
NU's capital investment will also result in a growing transmission rate base over the next five years.

                    (Shown in Millions of $)
                    CL&P        PSNH      WMECO
2004 projected      $304.6      $124.2    $57.6

2005 projected      $330.4      $101.5    $62.8

2006 projected      $586.2      $132.2    $62.2

2007 projected      $617        $180.2    $62.7

2008 projected      $783.4      $188.1    $62

2009 projected      $1440.8     $183.9    $61.4

SLIDE 23

Financing Outlook

- Starting from a position of strength with our balance sheet and credit ratings

- External financing is required annually as we continue our investment program

-    Financial markets support our story

SLIDE 24

Credit Ratings

NU continues to maintain strong credit ratings on its debt.

                    Moody's        S&P       Fitch
NU Unsecured        Baa1 (N)       BBB (N)   BBB (S)

CL&P Secured        A2 (N)         A- (N)    A- (S)

PSNH Secured        A3 (S)         BBB+ (N)  BBB+ (S)

WMECO Unsecured     A3 (S)         BBB+ (N)  BBB+ (S)

NGC Secured (25 yr) Baa3 (S)       BB+ (N)   BBB- (S)

SLIDE 25


Today's Balance Sheet

NU's earnings growth is sustaining our strong balance sheet.

                                  (As of 9/30/04)
                                Leverage Target 55%

               Total Debt
               Excludes RRBs       Preferred      Common
NU Consol.     54.6%               2.2%           43.2%

CL&P           54.9%               5.8%           39.3%

PSNH           55.0%               0.0%           45.0%

WMECO**        53.8%               0.0%           46.2%

Yankee Gas*    53.7%               0.0%           46.3%

NGC            45.4%               0.0%           54.6%

*Excludes acquisition premium

**Excludes $50 million issue to fund prior spent nuclear fuel trust


SLIDE 26

Recent Debt Issues

The regulated companies continue to attract capital at favorable rates

            Issue                                   Spread to
Company     (millions)        2004       Rating     Treasuries

Yankee Gas  $75 10-yr. FMBs   January    Not rated    75 bps

PSNH        $50 10-yr. FMBs   July       A3/BBB+      79 bps

CL&P       $150 10-yr. FMBs   September  A2/A-        67 bps

CL&P       $130 30-yr. FMBs   September  A2/A-        85 bps

WMECO      $50 30-yr. Senior
            Unsecured         September  A3/BBB+    104 bps

SLIDE 27

Bar chart illustrating
Debt Maturity and Sinking Fund Requirements

NU system has modest cash requirements to meet debt maturities.


          Shown in $ Millions


        Shown in $ Millions

2004     36.6
2005     92.2
2006     28.6
2007      9.8
2008    161.4
2009     63.2
2010     15.2
2011     17.5
2012    311.9
2013     68.5
2014    290.2
2015     13.6
2016     30.8
2017     24.9
2018     36.5
2019     25.8
2020     26.1
2021    436.2
2022     72.5
2023     51.4
2024    174.1
2025     37.1
2026     40.2
2027      0
2028    369.3


SLIDE 28

Credit Lines

Bar chart illustrating
Favorable bank market will allow a cost effective expansion of credit lines in terms of both size and tenor.

                                 Shown in $ Millions

                       2003 364-Day   2004 5-Year    2004 3-Year
Regulated Revolver     $300           $400

Parent Revolver, LOCs  $350           $500

CL&P Receivables        $100                         $100


SLIDE 29

Cash Requirements 2005-2009

NU projects it will meet a projected $4.4 billion of cash requirements during 2005 - 2009 through internally generated funds and new financings.

Pie Chart illustrating
                                  Shown in Billions $

Net New  Financing                      $1.8

Depreciation                            $1.4

Non-RRB Amortization                    $0.3

Earnings, Deferred Taxes & other        $0.9

SLIDE 30

Competitive Businesses

SLIDE 31

Competitive Businesses

The competitive businesses' performance recovered significantly in 2003 and is on track for improvement in 2004 and 2005.

Bar chart showing

               Seven Consecutive Quarters of Profits
                    Shown in Million $

2003 1st Qtr             $ 5

2003 2nd Qtr             $12

2003 3rd Qtr            $ 7

2003* 4th Qtr             $ 8

2004 1st Qtr             $19

2004 2nd Qtr             $ 3

2004 3rd Qtr             $ 4



Net Income
($ Millions)          2003*          2004        2005
                      Actual         Estimate    Estimate

Merchant              $30            $29 -$31    $29 - $33
Services               $2            $ 1 - $ 2   $ 4 - $ 6
Total                 $32            $30 - $33   $33 - $39

*  Excludes $36 million SMD write-off

SLIDE 32

Select Energy's Electric Portfolio

NU focuses its wholesale and retail operations on the Northeast U.S.

Pie charts illustrating Wholesale and Retail peak loads over three regions

                          Wholesale

                      Measured in MW
New England           3,800

PJM                   1,500

New York                400

2004 Total Peak Load = 5,700 MW


                           Retail

                      Measured in MW
New England             700

PJM                     500

New York                600

2004 Total Peak Load = 1,800 MW

SLIDE 33

Competitive Wholesale Contracts

Select Energy currently has the following contracts and opportunities for further success.

                         Estimated
Location  Power Pool     Peak Load       Duration

Major Secured Contracts
WMECO     New England      400 MW        January - February '05
NSTAR     New England    1,100 MW        January - June '05
NGRID     New England      250 MW        May - October '05
NJ BGS    PJM           300-1,400 MW     January - May '07
Maryland  PJM           50-300 MW        January `05 - May '07
Upcoming Opportunities
CL&P      New England    3,900 MW        January '05 for 1-2
years
NSTAR     New England    2,500 MW        January '05 for 3-12 months
Maine     New England      800 MW        March `05 - multi year
NGRID     New England    1,800 MW        May `05 - April `06
PEPCO(DC) PJM            1,400 MW        February `05 - May `08+
Maryland  PJM            2,000 MW        June `05 - multi year
BGS       PJM            5,000 MW        June `05- May `08


SLIDE 34

Competitive Retail Markets

Select Retail is a growing retail electric and gas supplier in the competitive commercial and industrial market in the Northeast

                                   Total
                                   Retail

Electric Customer Accounts         18,580
Electric Peak Load               1,800 MW


Gas Customer Accounts              9,700
Total Annual Gas Load             37.5 Bcf

SLIDE 35

Regulated Businesses

SLIDE 36

Regulated Businesses Success

The regulated companies must manage the regulatory process and execute well operationally to be successful.

-    Regulatory support for growing capital program

-    Timely rate relief

-    Strong reliability and customer service

-    Improved cost management

SLIDE 37

Distribution and Generation Capital Expenditures

NU continues to invest more than $400 million annually in distribution and regulated generation.

Bar chart comparing actual and forecasted distribution and generation capital expenditures

                  (Shown in $ Millions)
               Actual         Forecast
2001           $402

2002           $408

2003           $433

2004                          $453

2005                          $466

2006                          $443

2007                          $385

2008                          $414

2009                          $443

SLIDE 38

CL&P Rate Decision

The CL&P rate decision as revised is fair for CL&P and customers.

-    Distribution rate increases
     -    $25.1 million in 2005
     -    $11.9 million in 2006
     -    $7.0 million in 2007
-    Procurement fee
     -    0.5 mills/Kwh through 2006
     -    0.25 mills/Kwh potential adder through 2006
-    August reconsideration decision
     -    $10 million benefit in third quarter 2004
     -    $4 million pre-tax annual benefit in 2005 - 2007
-    Transmission
     -    $28.4 million annual increase in 2004
     -    New filings needed for additional increases
-    ROE
     - 9.85% with 50-50 sharing above (excludes procurement fee)

SLIDE 39

CL&P Bill Components Today

The proposed transmission investments in CT will help contain generation, congestion, and RMR costs.

Bar chart illustrating generation, congestion, and RMR costs.

                              cents/Kwh
Distribution                  2.59
Transmission                  0.47
Stranded Cost Charge (CTA)    0.94
Other                         0.40
Congestion, RMR and Other     0.86
Generation                    5.74

SLIDE 40

CL&P $900M Distribution Capital Program

Distribution system investment will enhance customer reliability and increase earnings power.

Pie Chart illustrating distribution system investment

                                    2004 - 2007
                                    ($ Millions)

Maintenance Capital & Load Growth    $402
Reliability Improvements             $161
Replace Aging Plant                  $178
Technology, Streetlights, Other      $159

- Average age of our infrastructure is >35 years, which drives higher operation & maintenance expenses.

-    More than 40% of the system is fully depreciated.


SLIDE 41
PSNH Distribution Rate Case
The PSNH rate decision is fair for PSNH and customers.

-    $3.5 million T&D rate increase October 1, 2004
-    $10 million T&D rate increase June 1, 2005
-    No specific ROE authorized on distribution rate base
-    No expiration date for rate plan
-    $60 million/yr. distribution capital program
-    No transmission tracker
- Northern Wood Project can enter rate base without a new rate case

SLIDE 42
PSNH Earnings Power
PSNH's earnings power is based on its three business lines.


Pie chart illustrating
Projected 12/31/04 Rate Base

                                   Projected 12/31/04 Rate Base
                                   (Shown in $ million)
Distribution (no authorized ROE)        $520

Transmission (11% authorized ROE)       $125

Generation (11% authorized ROE)         $210

SLIDE 43
PSNH Northern Wood Project

There are many benefits to customers, the state, the environment, and PSNH from the Northern Wood Project.

-    Replaces 50MW coal burning unit
     with wood-burning fluidized bed boiler

-    $75 million project

-    $20 million/year benefit to the regional economy

-    Projected to be neutral to PSNH rates due to annual
     sale of 350,000 renewable energy credits              [Illustration
                                                           of power
                                                           plant]

-    75% less NOX; 98% less SOX

-    About 90% less mercury; CO2 neutral

-    Official groundbreaking was October 15, 2004

-    Expected completion by late 2006

SLIDE 44

Yankee Gas Rate Case

The Yankee rate decision has far reaching impact on the business going forward.

- Proposed settlement reached with Consumer Counsel and DPUC Prosecutorial Division
     -    $14 million or 4.1% increase

     -    9.9% allowed ROE with 50/50 sharing

     -    Hearings on settlement set for October 28, 2004

-    New rates effective January 1, 2005 until mid-2007

-    Positions us for a significant earnings turnaround in
     2005

SLIDE 45

Yankee Gas LNG Project

The Yankee Gas LNG project in Waterbury, CT was approved by the DPUC on September 3, 2004.

-    1.2 Bcf LNG storage tank
-    Vaporization capability of 60,000 mcf per day
-    Liquefaction capability of 6,000 mcf per day
-    Total costs estimated at $100 million               [Picture of LNG
-    Construction contract signed on October 15, 2004    facility]
-    Incremental capacity to fill supply gap
- The facility is scheduled to be in service for the 2007/2008 winter heating season
-    Helps insulate customers from price volatility

SLIDE 46

WMECO

WMECO needs to address lower earnings.

-    Restructuring rate freeze in effect until March 2005
-    Lower capital needs than other subsidiaries
- Unable to offset lower pension income, higher O&M through growth
-    Rate filing likely soon, unless rate relief negotiated
- Tracking mechanism adjusts annually to recover transmission costs

SLIDE 47

Transmission Business

SLIDE 48

Transmission Business
Significant capital investments to solve bulk power delivery problems.

-    $500 million of current rate base

- $1 billion - $1.5 billion of capital spending projected in 2005-2009

-    Siting for our large projects is progressing

-    Our cost recovery mechanisms are largely defined

SLIDE 49

Transmission Capital Expenditures*

NU's Transmission growth has already begun.

Bar chart illustrating actual and forecasted Transmission
Capital Expenditures

               Actual         Forecast
               (Shown in $ Millions)
2001           $20
2002           $55
2003           $99
2004                          $175
2005                          $245
2006                          $285
2007                          $250
2008                          $375
2009                          $255


* Spending levels depend on final level and timing of all projects.

SLIDE 50

Ongoing Transmission Projects 2005-2009
NU's projects meet important customer needs in the region and in each of our states.

Map of New England states including Connecticut, Rhode
Island, Massachusetts, Maine, Vermont, New Hampshire and
Vermont

Text boxes pointing to specific states containing description of ongoing projects by state in Millions of $

New Hampshire ongoing projects..  $122M (arrow from text box pointing to NH)
Massachusetts ongoing projects    $15M (arrow from text box
                                  pointing to MA)
Connecticut ongoing projects
including Long Island Cable      $220M (arrow from text
                                 box pointing to CT)

SLIDE 51

Bethel-Norwalk Project Status
Project helps meet growing needs of the Norwalk-Stamford-Greenwich area.

Timeline bar chard horizontal graph for period from 2001 -
2007 showing project status stages for project

mid 2001 - late 2003    Siting
late 2003 - 2004        Appeals & Permitting
late 2004 - 2007        Construction

-    July 2001 - Municipal Consultation begins
-    October 2001 - Application is filed with the     [Map of
     Siting Council                                   Connecticut with
-    July 2003 - Siting Council certifies project     solid lines
-    August 2004 - Court dismisses appeal             indicating
-    December 2004 - Siting Council approves          existing
     remaining detailed plans                         transmission
-    Estimated in-service date of 2006 and            lines and dotted
     project cost of $300M - $350M*                   lines showing
                                                      number of miles
                                                      for proposed
                                                      345kV line
                                                      (21 miles) and for
                                                      115kV line (10
                                                      miles)]

* In-service date and project cost depends upon resolution of technical and siting issues.

SLIDE 52

Middletown-Norwalk Project Status
Project increases imports to Southwest Connecticut, unlocks generation, and addresses important reliability concerns.

Timeline bar chard horizontal graph for period from 2003 -
2009 showing project status stages for project

2003 - Early 2005   Siting
early 2005 - 2007   Appeals & Permitting
early 2006 - 2009   Construction

-    May 2003 - Municipal Consultation begins          [Map of
-    October 2003 -  Application is filed with the     Connecticut with
     Siting Council                                    solid lines
-    Dec. 2003 - February 2004 - Siting Council        indicating
     holds 8 public meetings                           existing
     lines and dotted                                  transmission
 -   March 2004 - Siting Council begins adjudicated    lines showing
     hearings                                          number of
-    April 2005 - Expected Siting Council certificate  miles for
     Estimated in-service date of 2009 and             proposed 345kV
     a project cost of $565M                           line (69 - miles)
     (NU's 80% share)*                                 and for 115kV
                                                       line (79 miles)]


* In-service date and project cost depends upon resolution of technical and siting issues.

SLIDE 53

Glenbrook Cables Project Status
Project helps meet the growing needs of the Stamford-Greenwich area.

Timeline bar chart horizontal graph for period from 2003 - 2009 showing project status stages for project

2005 - 2006    Siting
2006 - 2009    Construction

-    March 2004 - Municipal consultation begins     [Map of
-    May 2004 - Application is filed with           Connecticut with
     Siting Council                                 solid lines
-    November 2004 - Siting Council begins          indicating existing
     adjudicated hearings                           transmission lines
-    Forecast assumes an in-service date of 2008    and dotted lines
     and a project cost of $126M*                   showing number of
                                                    miles for proposed
                                                    115kV line (9-miles)

* In-service date and project cost depends upon resolution of technical and siting issues.

SLIDE 54

NU's Transmission Tariff

Most costs are billed to ISO-NE for regional recovery.


Distribution of regional rates for new transmission investment is based upon usage levels:


Pie chart showing percentage breakdown by state by usage levels

Connecticut         27%
Maine                8%
Massachusetts       45%
New Hampshire        9%
Rhode Island         7%
Vermont              4%

SLIDE 55
NU's Transmission Tariff

Those costs not billed to ISO-NE are recovered locally.

- Case filed in 2003; settled with CT, MA, NH regulators in mid-2004 and approved by FERC on September 15

- Provides for forward-looking rate base and improved cash flow
     -    New rates set every six months
     -    Based on expected plant additions in coming year
     -    Subject to true-up
     -    Projects receive AFUDC during construction period
     -    ROE now 11%; will be modified when FERC approves RTO

SLIDE 56

New England RTO Status

Filed for approval in 2003

Approved by FERC in 2004, subject to rehearing

Most ROE issues outstanding

-    New England TOs applied for 12.8% base ROE, plus incentives

- FERC approved 50 basis point adder for RTO formation on regional assets of transmission owners; local assets excluded

- FERC conditionally approved investment incentive of 100 basis points for new regional assets; local assets excluded (subject to rehearing and FERC final pricing policy)

-    Hearings on base ROE to commence in early December
     2004, with ROE set in April/May 2005.

SLIDE 57

                          Questions
                             and
                           Answers